UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2019

Camber Energy, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-32508	20-2660243
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1415 Louisiana, Suite 3500, Houston, Texas 77002

(Address of principal executive offices)

(210) 998-4035

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	CEI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

In its Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 9, 2019, as amended by the Amendment No. 1 thereto filed on July 10, 2019 (as amended, the “Initial Report”), Camber Energy, Inc. (the “Company”) reported the acquisition of Lineal Star Holdings, LLC (“Lineal” and together with its subsidiaries, the “Lineal Entities”), pursuant to the terms of an Agreement and Plan of Merger entered into on July 8, 2019. This Current Report on Form 8-K/A (Amendment No. 2) amends and supplements the Initial Report to provide the historical financial statements and unaudited pro forma information required by Item 9.01(a) and (b) of Form 8-K. This Form 8-K/A should be read in conjunction with the Initial Report.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

On July 29, 2018, Lineal acquired 100% of the equity interests of Lineal Industries, Inc. The transaction was accounted for as a business combination, with Lineal Star Holdings, LLC considered the accounting acquirer of Lineal Industries, Inc. Prior to this acquisition, Lineal had no significant operations. As a result of the above transaction, under Regulation S-X for reporting purposes, Lineal Industries, Inc. is viewed as a “Predecessor” entity for reporting purposes, and Lineal Star Holdings, LLC is viewed as a “Successor” entity, as described in greater detail to Note 1 to the Audited Consolidated Financial Statements of the Lineal Entities.

Included in Exhibit 99.1 hereto are the audited financial statements of the Lineal Entitles, including: (a) Consolidated Balance Sheets as of March 31, 2019 (Successor) and 2018 (Predecessor); (b) Consolidated Statements of Operations for the period from July 29, 2018 through March 31, 2019 (Successor), the period from April 1, 2018 through July 28, 2018 (Predecessor) and the year ended March 31, 2018 (Predecessor); (c) Consolidated Statement of Changes in Members’ Equity for the period from July 29, 2018 through March 31, 2019 (Successor), the period from April 1, 2018 through July 28, 2018 (Predecessor) and the year ended March 31, 2018 (Predecessor); (d) Consolidated Statements of Cash Flows for the period from July 29, 2018 through March 31, 2019 (Successor), the period from April 1, 2018 through July 28, 2018 (Predecessor) and the year ended March 31, 2018 (Predecessor); and (e) Notes to Consolidated Financial Statements (collectively, “Audited Consolidated Financial Statements of the Lineal Entities”).

(b)	Pro Forma Financial Information

The unaudited pro forma combined financial information of the Company, including the unaudited pro forma combined balance sheet as of March 31, 2019, the unaudited combined statement of operations for the year ended March 31, 2019 and the notes related thereto are included as Exhibit 99.2.

(c)	Exhibits

Exhibit Number	Description of Exhibit

23.1	Consent of Marcum LLP
99.1	Audited Consolidated Financial Statements of the Lineal Entities
99.2	Unaudited Pro Forma Combined Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMBER ENERGY, INC.

By:	/s/ Robert Schleizer
Name:	Robert Schleizer
Title:	Chief Financial Officer

Date: October 7, 2019

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

23.1	Consent of Marcum LLP
99.1	Audited Consolidated Financial Statements of the Lineal Entities
99.2	Unaudited Pro Forma Combined Financial Statements